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BlackRock Corporate High Yield Fund, Inc. Announces Results Of its Rights Offering

New York, October 14, 2022 — BlackRock Corporate High Yield Fund, Inc. (NYSE: HYT) (the “Fund”) today announced the successful completion of its transferable rights offer (“the Offer”). The Offer commenced on September 20, 2022, and expired on October 13, 2022.

The Offer entitled rights holders to subscribe for up to an aggregate of 24,463,440 shares of the Fund’s common stock, par value of $0.10 per share (“Common Share”). The final subscription price of $8.23 per Common Share was determined based upon the formula equal to 90% of the Fund’s net asset value per share of Common Shares at the close of trading on the NYSE on the expiration date. The Common Shares subscribed for will be issued promptly after completion and receipt of all shareholder payments.

The Offer is expected to result in the issuance of more than 20.3 million Common Shares (including notices of guaranteed delivery), resulting in anticipated gross proceeds to the Fund of approximately $168 million. The Fund will receive the entire proceeds of the Offer since BlackRock Advisors, LLC, the Fund’s investment adviser, has agreed to pay all expenses related to the Offer. The Fund intends to invest the proceeds of the Offer in accordance with its investment objectives and policies.

This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing.

About BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com | Twitter: @blackrock | Blog: www.blackrockblog.com | LinkedIn: www.linkedin.com/company/blackrock

Availability of Fund Updates

BlackRock will update performance and certain other data for the BlackRock closed-end funds on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this release.

Forward-Looking Statements

This press release, and other statements that BlackRock or the Funds may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Funds’ or BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,”

“comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

With respect to the Funds, the following factors, among others, could cause actual events to differ materially from forward-looking statements or historical performance: (1) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for the Funds or in the Funds’ net asset value; (2) the relative and absolute investment performance of the Funds and its investments; (3) the impact of increased competition; (4) the unfavorable resolution of any legal proceedings; (5) the extent and timing of any distributions or share repurchases; (6) the impact, extent and timing of technological changes; (7) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to the Funds or BlackRock, as applicable; (8) terrorist activities, international hostilities, health epidemics and/or pandemics and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (9) BlackRock’s ability to attract and retain highly talented professionals; (10) the impact of BlackRock electing to provide support to its products from time to time; and (11) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

Annual and Semi-Annual Reports and other regulatory filings of the Funds with the SEC are accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, and may discuss these or other factors that affect the Funds. The information contained on BlackRock’s website is not a part of this press release.

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